497(e)
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED DECEMBER 6, 2004 TO THE MAY 1, 2004
o EQUI-VEST(R)EMPLOYER-SPONSORED RETIREMENT PROGRAM PROSPECTUS
o EQUI-VEST(R)EMPLOYER-SPONSORED RETIREMENT PROGRAM SUPPLEMENT
o EQUI-VEST(R) VANTAGE(SM) SUPPLEMENT ("VANTAGE")


EQUI-VEST(R) TSA contracts
Subject to the 403(b) Certification Rules of the Teacher Retirement System of the State of Texas.
--------------------------------------------------------------------------------

Effective December 6, 2004, the Laudus Rosenberg VIT Value Long/Short Equity investment option will be closed for all new contributions and incoming transfers. You may, however, make transfers out of this investment option at any time.

If you are currently participating in an automatic transfer option or a rebalancing program that includes this investment option, you must submit new allocation instructions to our processing office. See "How to reach us" and "Automatic transfer options" in the Prospectus for more information.
















              Copyright 2004. AXA Equitable Life Insurance Company. 1290 Avenue of the Americas New York, New York 10104
                                 (212) 554-1234

       All Rights reserved. EQUI-VEST(R) is a registered servicemark and
                        Vantage(SM) is a servicemark of
                      AXA Equitable Life Insurance Company.


  FOR USE WITH TSA CONTRACTS SUBJECT TO THE 403(b) CERTIFICATION RULES OF THE
                 TEACHER RETIREMENT SYSTEM OF THE STATE OF TEXAS
      (SCHOOL DISTRICTS AND OPEN-ENROLLMENT CHARTER SCHOOLS - GRADES K-12)



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